EXHIBIT 99.3
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                                                                EXECUTION COPY


          ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Agreement") made as of the 1st day of June, 2003, between Morgan Stanley ABS Capital II Inc. a Delaware corporation (the "Assignee"), and Morgan Stanley Asset Funding, Inc., a Delaware corporation (the "Assignor") and acknowledged by The Huntington National Bank, a national banking association organized under the laws of the United States of America ("Huntington" or the "Servicer").

          WHEREAS, Morgan Stanley Asset Funding, Inc. and Huntington have entered into a certain Purchase and Servicing Agreement dated as of May 31, 2003 (the "Purchase and Servicing Agreement"), pursuant to which Huntington sold certain retail motor vehicle loan and installment sale contracts listed on the receivable schedule attached as an exhibit to the Purchase and Servicing Agreement;

          WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain retail motor vehicle loan and installment sale contracts (the "Receivables"), which Receivables are subject to the provisions of the Purchase and Servicing Agreement and are listed on the receivable schedule attached as Schedule 1 hereto (the "Receivable Schedule");

          WHEREAS, pursuant to a Sale and Servicing Agreement, dated as of June 1, 2003 (the "Sale and Servicing Agreement"), among Morgan Stanley Asset Funding, Inc., as seller, Morgan Stanley ABS Capital II Inc., as depositor, Morgan Stanley Auto Loan Trust 2003-HB1 (the "Trust"), the Servicer and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), the Assignee will transfer the Receivables to the Trust, together with the Assignee's rights in the Purchase and Servicing Agreement;

          NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Assignment and Assumption.

               (a) On the Closing Date under the Sale and Servicing Agreement (the "Closing Date"), the Assignor hereby assigns, sells, transfers, sets over and conveys to the Assignee all of its right, title and interest in and to the Receivables and the Purchase and Servicing Agreement, to the extent relating to the Receivables (other than the rights of the Assignor to indemnification thereunder), and all Conveyed Assets with respect thereto (as defined in Exhibit 1 hereto), and the Assignee hereby assumes all of the Assignor's obligations under the Purchase and Servicing Agreement, to the extent relating to the Receivables, from and after the Closing Date, and Huntington hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Purchase and Servicing Agreement from and after the Closing Date, to the extent relating to the Receivables. Notwithstanding the foregoing, it is understood that the Assignor is not released from liability for any breaches of the representations and warranties made by it in Section 3.03 of the Purchase and Servicing Agreement, and the Assignee is not undertaking any such liability hereunder. Assignor hereby authorizes the filling of assignments in the State of Ohio of


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     the UCC financing statement naming it as secured party/purchaser under the Purchase and Servicing Agreement with respect to the Receivables and the filing of a UCC financing statement in the State of Delaware with respect to the Receivables and Conveyed Assets hereunder, and the further assignment thereof to the Trust and Indenture Trustee.

               (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Receivables since the date of the Purchase and Servicing Agreement.

               (c) Huntington hereby agrees to pay any GAP Amounts owed by it under the Purchase and Servicing Agreement to whomever shall be responsible for servicing the Receivables at any time on behalf of the Trust.

               (d) Huntington and the Assignor shall have the right to amend, modify or terminate the Purchase and Servicing Agreement without the joinder of the Assignee with respect to retail motor vehicle loan and installment sale contracts not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

          2. Accuracy of Purchase and Servicing Agreement.

          Huntington and the Assignor represent and warrant to the Assignee that (a) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Purchase and Servicing Agreement and any amendments, supplements or other modifications thereto, (b) the Purchase and Servicing Agreement is in full force and effect as of the Closing Date, (c) the Purchase and Servicing Agreement has not been amended or modified in any respect except as set forth in Exhibit 2 and (d) no notice of termination has been given to the Servicer under the Purchase and Servicing Agreement.

          3. Recognition of Purchaser.

          From and after the Closing Date, the Servicer shall note the transfer of the Receivables to the Assignee in its books and records, shall recognize the Assignee as the owner of the Receivables and shall service the Receivables for the benefit of the Assignee pursuant to the Purchase and Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, Huntington and the Assignee that the Purchase and Servicing Agreement shall be binding upon and inure to the benefit of Huntington and the Assignee and their successors and permitted assigns.

          4. Representations and Warranties of the Assignee.

          The Assignee hereby represents and warrants to the Assignor as follows:

               (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any


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     statements or representations of the Assignor or Huntington other than those contained in the Purchase and Servicing Agreement or this Agreement.

               (b) Authority. The Assignee represents and warrants that it is duly and legally authorized to enter into this Agreement and to perform its obligations hereunder and under the Purchase and Servicing Agreement.

               (c) Enforceability. The Assignee represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          5. Representations and Warranties of the Assignor.

          The Assignor hereby represents and warrants to the Assignee as follows:

               (a) The Assignor has been duly organized and is validly existing as a Delaware corporation in good standing under the laws of the State of Delaware with full power and authority to enter into and perform its obligations under the Purchase and Servicing Agreement and this Agreement.

               (b) This Agreement has been duly executed and delivered by the Assignor, and (assuming due authorization, execution and delivery by each of the other parties hereto) constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

               (c) The execution, delivery and performance by the Assignor of this Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

               (d) The execution and delivery of this Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Agreement, nor the consummation by the Assignor of the transactions therein contemplated, nor compliance by the Assignor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture,


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     mortgage, deed of trust, contract or other instrument to which the
     Assignor is a party or by which it is bound.

               (e) There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Agreement.

               (f) Except for the sale to the Assignee, the Assignor has not assigned or pledged any Receivable or any interest or participation therein.

          It is understood and agreed that the representations and warranties set forth in this Section 5 shall inure to the benefit of the Assignee and its permitted assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its permitted assigns of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Agreement and in no event later than two (2) Business Days from the date of such discovery.

          It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

          6. Repurchase of Receivables.

          Upon discovery or notice of any breach by the Assignor of the representation and warranty set forth in Section 5(f) above and such breach materially and adversely affects the value of any Receivable or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Receivable or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if such breach is curable and the Assignor shall have timely commenced such cure but, notwithstanding its due and diligent efforts, the breach shall not be capable of cure within sixty days of the earlier of either discovery by or notice to the Assignor of such breach, the Assignor shall, upon receipt of written consent by the Assignee, have up to two additional thirty day periods to effectuate the cure (up to an aggregate total of 120 days) so long as it is acting in good faith to effectuate such cure. If such cure is not effectuated after 120 days (or within sixty or ninety days, if the applicable extension was not granted by the Assignee), the affected Receivable shall, at the Assignee's option, be repurchased by the Assignor at a price equal to the Repurchase Amount (as such term is defined in the Sale and Servicing Agreement) with respect to the affected Receivable.

          It is understood and agreed that the obligations of the Assignor set forth in this Section 6 to repurchase a Receivable constitute the sole remedies available to the Assignee and


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its permitted assigns respecting a breach of the representations and warranties contained in Section 5(f).

          7. Continuing Effect.

          Except as contemplated hereby, the Purchase and Servicing Agreement shall remain in full force and effect in accordance with its terms.

          8. Governing Law.

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          9. Notices.

          Any notices or other communications permitted or required hereunder or under the Purchase and Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (a) in the case of the Huntington, The Huntington National Bank, Huntington Center, 41 South High Street, Columbus, OH 43287, Attention:
Timothy R. Barber or such address as may hereafter be furnished by the Seller;
(b) in the case of the Assignee, Morgan Stanley ABS Capital II Inc., 1585 Broadway, New York, NY 10036, Attention: Jack Kattan, with a copy to Morgan Stanley ABS Capital II Inc., 1585 Broadway, New York, NY 10036, Attention:
Michelle Wilke, or such other address as may hereafter be furnished by the Assignee and (c) in the case of the Assignor, Morgan Stanley Asset Funding, Inc., 1585 Broadway, New York, NY 10036, Attention: Jack Kattan, with a copy to Morgan Stanley ABS Capital II Inc., 1585 Broadway, New York, NY 10036,
Attention: Michelle Wilke, or such other address as may hereafter be furnished by the Assignor.

          10. Counterparts.

          This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

          11. Definitions.

          Any capitalized term used but not defined in this Agreement has the same meaning as in the Sale and Servicing Agreement.

          12. Absolute Assignment.

          It is the intention of the Assignor and Assignee that this Agreement shall evidence a sale of the Receivables and other related property from the Assignor to the Assignee (for non-


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tax purposes) and that such Conveyed Assets shall not be treated as property of the Assignor as debtor-in-possession or by a bankruptcy trustee in any insolvency, bankruptcy or other similar proceeding in respect of the Assignor under any Applicable Law. Further, it is not the intent of the parties hereto that any such assignment be deemed a grant by the Assignor to the Assignee of a mere security interest (for non-tax purposes) in any of the Conveyed Assets in order to secure a debt or other obligation of the Assignor. However, in the event and to the extent that, notwithstanding the intent of the parties hereto, the transfer and assignment contemplated hereby is held not to be a true or absolute sale (for non-tax purposes), this Agreement shall constitute a security agreement under Applicable Law, and, in such event, the Assignor shall be deemed to have granted, and the Assignor hereby grants, to the Assignee a first priority security interest in all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to such Conveyed Assets, for the benefit of the Assignee and its assignees as security for the Assignor's obligations hereunder and the Assignor consents to the pledge of the foregoing Conveyed Assets to the Indenture Trustee under the Indenture entered into by the Trust and the Indenture Trustee.


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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                    MORGAN STANLEY ASSET FUNDING, INC.,
                                    as Assignor


                                    By:  /s/ J. Douglas Van Ness
                                        --------------------------------
                                        Name:   J. Douglas Van Ness
                                        Title:  Vice President

                                    MORGAN STANLEY ABS CAPITAL II INC.,
                                    as Assignee


                                    By:   /s/ Peter Chai
                                        --------------------------------
                                        Name:   Peter Chai
                                        Title:  Vice President

Acknowledged and Agreed by:
THE HUNTINGTON NATIONAL BANK

By:    /s/ Timothy R. Barber
     ------------------------------
      Name:   Timothy R. Barber
      Title:  Senior Vice President


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                                  SCHEDULE 1
                            Schedule of Receivables
                                  (on CD-Rom)


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                                   EXHIBIT 1

                       CONVEYED ASSETS UNDER ASSIGNMENT,
                     ASSUMPTION AND RECOGNITION AGREEMENT

          The "Conveyed Assets" under the Assignment, Assumption and Recognition Agreement shall mean all of the Assignor's right (including the power to convey title thereto), title and interest in and to the types or items of property listed below, wherever located and whether now owned or hereafter acquired:

          (i) each of the Receivables;

          (ii) all interest, principal, and any other amounts received on or with respect to each of the Receivables after the Cut-Off Date;

          (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Assignor in such Financed Vehicles;

          (iv) all other security interests or other property interests created by or constituting each Receivable and on any property that shall have secured the Receivables and that shall have been acquired by or on behalf of the Assignor;

          (v) all of the Assignor's rights with respect to each Receivable and the documentation relating to the Receivables, including, without limitation, all rights under the VSI Policy with respect to such Receivable and the contents of each Receivable File, including, without limitation, all of the Assignor's enforcement and other rights under the UCC and other Applicable Law;

          (vi) rebates of premiums on insurance policies and all other items financed as part of the Receivables in effect as of the Cut-Off Date, including but not limited to, service warranties;

          (vii) all Servicing Rights with respect to, and all proceeds of and rights to enforce, any of the foregoing, including, without limitation, any Insurance Proceeds and Liquidation Proceeds;

          (viii) all of the Assignor's rights with respect to the Receivables under the Purchase Agreement (other than the rights of the Assignor to indemnification thereunder);

          (ix) all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to any and all of the foregoing; and

          (x) the proceeds of any and all of the foregoing.


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Any capitalized terms used but not defined in this Exhibit 1 has the same meaning as in the Sale and Servicing Agreement.


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                                   EXHIBIT 2

                       Purchase and Servicing Agreement
                          As Amended to Closing Date